Execution Copy

CMA TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”), is made, entered into and effective as of February 19, 2015, by and between American International Group, Inc., a corporation organized under the laws of the State of Delaware (“AIG”), AIG Property Casualty Inc., a corporation organized under the laws of the State of Delaware (“AIGPC”), and each of the insurance companies listed on Schedule 1 hereto (each, a “Company” and collectively, the “Fleet”).

WITNESSETH:

WHEREAS, each Company is an indirect, wholly owned subsidiary of each of AIG and AIGPC, and is a party to that certain Amended and Restated Unconditional Capital Maintenance Agreement, entered into and effective as of February 18, 2014, with AIG and AIGPC (the “CMA”), pursuant to which AIG agreed to, among other things, maintain the total adjusted capital of the Fleet at or above a specified minimum percentage as stated therein; and

WHEREAS, AIG, AIGPC and each Company acknowledge that AIG and its consolidated subsidiaries generally manage capital between AIG and its insurance subsidiaries (including the Companies) through internal policies and guidelines approved by AIG’s Board of Directors, and, as such, are mutually agreeing to terminate the CMA in accordance with the terms herein;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.                  CMA Termination.  The CMA is hereby terminated in its entirety effective immediately.  Further, AIG, AIGPC and each Company mutually agree that termination of the CMA as provided for herein shall be, and is hereby, deemed as a termination made under paragraph 7 of the CMA.

2.                  Entire Agreement; Successors.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussion, whether oral or written, of the parties without the need for any action.  The agreements herein set forth shall be mutually binding upon and inure to the mutual benefit of the parties hereto and their respective successors.

3.                  Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of New York without giving effect to the principles of conflict of laws.  If any provision of this Agreement shall be declared null, void or unenforceable in whole or in part by any court, arbitrator or governmental agency, said provision shall survive to the extent it is not so declared and all the other provisions of this Agreement shall remain in full force and effect unless, in each case, such declaration shall serve to deprive any of the parties hereto of the fundamental benefits of or rights under this Agreement.

4.                  Headings; Counterparts.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.

By:  /s/ Charles S. Shamieh

       Name:  Charles S. Shamieh

       Title:     Senior Vice President and Chief Corporate Actuary

AIG PROPERTY CASUALTY INC.

By:   /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:   /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Assistant Secretary

AIG ASSURANCE COMPANY

By:   /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:   /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

AIG PROPERTY CASUALTY COMPANY

By:   /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:   /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

AIG SPECIALTY INSURANCE COMPANY

By:   /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

AIU INSURANCE COMPANY

By:   /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

AMERICAN HOME ASSURANCE COMPANY

By:  /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

COMMERCE AND INDUSTRY INSURANCE COMPANY

By:  /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

GRANITE STATE INSURANCE COMPANY

By:  /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

ILLINOIS NATIONAL INSURANCE CO.

By:  /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

LEXINGTON INSURANCE COMPANY

By:  /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

By:  /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

NEW HAMPSHIRE INSURANCE COMPANY

By:  /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:  /s/ Joseph D. Cook

       Name: Joseph D. Cook

       Title:   Chief Financial Officer and Senior Vice President

By:  /s/ Denis M. Butkovic

       Name: Denis M. Butkovic

       Title:   Secretary

SCHEDULE 1

	Company	Domiciliary State
(a)	AIG Assurance Company	PA
(b)	AIG Property Casualty Company	PA
(c)	AIG Specialty Insurance Company	IL
(d)	AIU Insurance Company	NY
(e)	American Home Assurance Company	NY
(f)	Commerce and Industry Insurance Company	NY
(g)	Granite State Insurance Company	IL
(h)	Illinois National Insurance Co.	IL
(i)	Lexington Insurance Company	DE
(j)	National Union Fire Insurance Company of Pittsburgh, Pa.	PA
(k)	New Hampshire Insurance Company	IL
(l)	The Insurance Company of the State of Pennsylvania	PA